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                       IXIS EQUITY DIVERSIFIED PORTFOLIO
                      IXIS MODERATE DIVERSIFIED PORTFOLIO

 Supplement dated October 13, 2006, to the IXIS Advisor Diversified Portfolios
    Prospectus (the "Prospectus") dated May 1, 2006, as may be revised and supplemented from time to time

Effective October 13, 2006, F. James Hutchinson became a co-manager of the Dreman Mid Cap Value Disciplines of the IXIS Equity Diversified Portfolio and the IXIS Moderate Diversified Portfolio, succeeding Lenny Shimunov. The following paragraph replaces the paragraph regarding Mr. Shimunov in the "Meet the Portfolios' Portfolio Managers" section of the Prospectus under the caption "Dreman Mid Cap Value Discipline."

F. James Hutchinson

F. James Hutchinson has co-managed this portion of the IXIS Equity Diversified Portfolio and IXIS Moderate Diversified Portfolio since October 2006.
Mr. Hutchinson, Executive Vice President and Managing Director, joined Dreman in October 2000. Mr. Hutchinson received a B.A. in Economics from Moravian College and has done graduate work at Pace University. Mr. Hutchinson has over 30 years of corporate finance, trust and investment experience.






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